EXHIBIT 99.4

       AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF CIROND NETWORKS, INC.
             AS AT DECEMBER 31, 2002 AND 2001 AND FOR THE YEAR ENDED
         DECEMBER 31, 2002 AND THE PERIOD FROM INCEPTION (MARCH 7, 2001)
                              TO DECEMBER 31, 2001

                  Consolidated Financial Statements of

                  CIROND NETWORKS, INC.


                  (A Development Stage Enterprise)

                  (Expressed in United States dollars)

                  Year ended December 31, 2002

INDEPENDENT AUDITORS' REPORT


To the stockholder of Cirond Networks, Inc.



We have audited the accompanying consolidated balance sheets of Cirond Networks, Inc. (a Development Stage Enterprise) as at December 31, 2002 and 2001, and the related consolidated statements of loss and cash flows for the year ended December 31, 2002, the period from inception (March 7, 2001) to December 31, 2001 and the period from inception (March 7, 2001) to December 31, 2002 and the consolidated statements of stockholder's deficiency and comprehensive loss for the period from inception (March 7, 2001) to December 31, 2002. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above, present fairly, in all material respects, the financial position of Cirond Networks, Inc. as at December 31, 2002 and 2001, and the results of its operations and its cash flows for the periods then ended and for the period from inception to December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 2(a) to the financial statements, the Company has incurred a loss since inception and has a working capital deficiency, factors that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also discussed in note 2(a). The consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties.



SIGNED "KPMG LLP"

/s/ KPMG LLP

Chartered Accountants

Kelowna, Canada

September 30, 2003

CIROND NETWORKS, INC.

(A Development Stage Enterprise)
Consolidated Balance Sheets

(Expressed in United States dollars)

December 31, 2002 and 2001

=============================================================================================================
                                                                            2002                   2001
-------------------------------------------------------------------------------------------------------------

ASSETS

Current assets:
   Cash                                                               $      60,135            $       1,434
   Amounts receivable                                                         3,513                      -
   Prepaid expenses and deposits                                                412                      -
   ----------------------------------------------------------------------------------------------------------
                                                                             64,060                    1,434

Property, plant and equipment (note 3)                                       19,634                       -

Website development (note 4)                                                 15,854                       -

-------------------------------------------------------------------------------------------------------------
                                                                      $      99,548            $       1,434
=============================================================================================================

LIABILITIES AND STOCKHOLDER'S DEFICIENCY

Current liabilities:
   Accounts payable and accrued liabilities (note 5)                  $     114,521            $       5,466
   Consulting fees payable                                                   45,000                      -
   Due to stockholder (note 6)                                              143,155                      -
   ----------------------------------------------------------------------------------------------------------
                                                                            302,676                    5,466

Stockholder's deficiency:
   Capital stock:
      20,000,000  non-voting preferred shares with $0.0001 par
                  value, issuable in series authorized, nil issued
      80,000,000  voting common shares, with $0.0001 par value
                  authorized, 14,740,250 issued
                  (December 31, 2001 - 14,341,667)                            1,474                    1,434

   Additional paid-in capital                                               298,898                      -
   Deficit accumulated during the development stage                        (503,500)                  (5,466)
   ----------------------------------------------------------------------------------------------------------
                                                                           (203,128)                  (4,032)
Going concern (note 2(a))
Subsequent events (note 8)

-------------------------------------------------------------------------------------------------------------
                                                                      $      99,548            $       1,434
=============================================================================================================

See accompanying notes to consolidated financial statements.

CIROND NETWORKS, INC.

(A Development Stage Enterprise)
Consolidated Statements of Loss

(Expressed in United States dollars)


==============================================================================================================
                                                       From inception                           From inception
                                                       (March 7, 2001)         Year ended      (March 7, 2001)
                                                      to December 31,        December 31,      to December 31,
                                                                 2002                2002                 2001
--------------------------------------------------------------------------------------------------------------

Expenses:
     Advertising and promotion                         $       42,603       $      42,603      $          -
     Amortization                                               6,877               6,877                 -
     Consulting fees (note 6)                                 224,068             224,068                 -
     Foreign currency loss                                      3,506               3,506                 -
     Interest                                                     111                 111                 -
     Office and administrative                                  8,181               7,715                 466
     Professional fees                                         52,915              47,915               5,000
     Rent                                                       5,709               5,709                 -
     Salaries and benefits                                    135,729             135,729                 -
     Travel                                                    24,063              24,063                 -
--------------------------------------------------------------------------------------------------------------
                                                              503,762             498,296               5,466

--------------------------------------------------------------------------------------------------------------
Loss before interest income                                  (503,762)           (498,296)             (5,466)

Interest income                                                   262                 262                 -

--------------------------------------------------------------------------------------------------------------
Loss                                                   $     (503,500)      $    (498,034)     $       (5,466)
==============================================================================================================

Weighted average number of common
   shares outstanding, basic and diluted                   14,528,055          14,680,739          14,341,667

Loss per share, basic and diluted                      $        (0.03)      $       (0.03)     $        (0.00)
==============================================================================================================

See accompanying notes to consolidated financial statements.

CIROND NETWORKS, INC.

(A Development Stage Enterprise)
Consolidated Statement of Stockholder's Deficiency and Comprehensive Loss

(Expressed in United States dollars)

From inception  (March 7, 2001) to December 31, 2002


==============================================================================================================
                                                                                 Deficit
                                                                             accumulated                 Total
                                                           Additional         during the         stockholder's
                                    Common Stock              paid-in        development                equity
                                Shares         Amount         capital              stage          (deficiency)
--------------------------------------------------------------------------------------------------------------

Shares issued for cash        14,341,667    $   1,434    $        -         $        -           $      1,434
  on March 7, 2001

Comprehensive loss:
  Loss                              -             -               -               (5,466)              (5,466)
--------------------------------------------------------------------------------------------------------------
Balance,
  December 31, 2001           14,341,667        1,434             -               (5,466)              (4,032)

Shares issued for cash from
  February 12 to March 25,
  2002 at $0.75 per share        398,583           40         298,898                -                298,938

Comprehensive loss:
  Loss                              -             -               -             (498,034)            (498,034)
--------------------------------------------------------------------------------------------------------------
Balance,
  December 31, 2002           14,740,250    $   1,474    $    298,898       $   (503,500)        $   (203,128)
==============================================================================================================


See accompanying notes to consolidated financial statements.

CIROND NETWORKS, INC.

(A Development Stage Enterprise)
Consolidated Statements of Cash Flows

(Expressed in United States dollars)


==============================================================================================================
                                                       From inception                           From inception
                                                       (March 7, 2001)        Year ended,      (March 7, 2001)
                                                      to December 31,        December 31,      to December 31,
                                                                 2002                2002                 2001
--------------------------------------------------------------------------------------------------------------

Cash provided by (used in):

Operations:
     Loss                                              $     (503,500)      $    (498,034)       $     (5,466)
     Item not involving cash:
         Amortization                                           6,877               6,877                 -
     Changes in non-cash working capital:
         Amounts receivable                                    (3,513)             (3,513)                -
         Prepaid expenses and deposits                           (412)               (412)                -
         Accounts payable and accrued liabilities             114,521             109,055               5,466
         Consulting fees payable                               45,000              45,000                 -
     ---------------------------------------------------------------------------------------------------------
                                                             (341,027)           (341,027)                -
Financing:
     Common shares issued for cash                            300,372             298,938               1,434
     Advances from stockholder                                143,155             143,155                 -
     ---------------------------------------------------------------------------------------------------------
                                                              443,527             442,093               1,434

Investing:
     Expenditures on website development                      (19,025)            (19,025)                -
     Expenditures on fixed assets                             (23,340)            (23,340)                -
     ---------------------------------------------------------------------------------------------------------
                                                              (42,365)            (42,365)                -

--------------------------------------------------------------------------------------------------------------
Increase in cash                                               60,135              58,701               1,434

Cash, beginning of period                                        -                  1,434                 -

--------------------------------------------------------------------------------------------------------------
Cash, end of period                                    $       60,135       $      60,135        $      1,434
==============================================================================================================


Supplementary information:
  Interest paid                                        $         -          $        -           $        -
  Income taxes paid                                    $         -          $        -           $        -
==============================================================================================================

See accompanying notes to consolidated financial statements.

CIROND NETWORKS, INC.

(A Development Stage Enterprise)
Notes to Consolidated Financial Statements

(Expressed in United States dollars)

Year ended December 31, 2002, from inception (March 7, 2001) to December 31,
   2001 and from inception (March 7, 2001) to December 31, 2002

================================================================================

1.   OPERATIONS:

     Cirond Networks, Inc. (the "Company") is incorporated under the laws of the State of Nevada. The Company's principle business activities include the development and marketing of solutions for wireless networking designed to enhance the usability, performance, and security of 802.11b and 802.11a
     (WiFi) Wireless Local Area Networks (WLAN). The Company is primarily targeting enterprises and institutional customers requiring the use of wireless networks. To December 31, 2002, the Company has not generated revenues and is continuing to develop its business model. Accordingly, the Company is in the development stage for financial reporting purposes.

2.   SIGNIFICANT ACCOUNTING POLICIES

     a)  Going concern

         These financial statements have been prepared on the going concern basis, which assumes the realization of assets and liquidation of liabilities and commitments in the normal course of business for the foreseeable future. As shown in the consolidated financial statements, the Company has incurred a loss of $503,500 for the period from inception (March 7, 2001) to December 31, 2002, and has a working capital deficiency of $238,616 at December 31, 2002. These factors raise substantial doubt as to the Company's ability to continue as a going concern.

         The application of the going concern concept is dependent upon the Company's ability to receive continued financial support from its creditors, stockholder and external investors and attaining profitable operations through the sale of its software. These consolidated financial statements do not give effect to any adjustment should the Company be unable to continue as a going concern and, therefore, be required to realize its assets and discharge its liabilities in other than the normal course of business and at amounts differing from those reflected in the consolidated financial statements. Management plans to rely on its stockholder to obtain equity and debt financing from external investors and to actively market its wireless technology applications.

         Management believes the plan described above will be sufficient to meet the Company's liabilities and commitments as they become payable over the next twelve months. There can be no assurance that management's plan will be successful. Failure to obtain the support of additional external investors to finance the development and marketing of the Company's wireless technology applications will cause the Company to curtail operations and impair the Company's ability to continue as a going concern.

CIROND NETWORKS, INC.

(A Development Stage Enterprise)
Notes to Consolidated Financial Statements

(Expressed in United States dollars)

Year ended December 31, 2002, from inception (March 7, 2001) to December 31,
   2001 and from inception (March 7, 2001) to December 31, 2002

================================================================================

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     b)  Basis of consolidation

         These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and include the accounts of the Company and its wholly-owned subsidiary Cirond Networks (Canada) Inc. All material intercompany balances and transactions have been eliminated.

     c)  Property, plant and equipment

         Property, plant and equipment, consisting of computer hardware and software and office equipment, are recorded at cost. The Company monitors the recoverability of property, plant and equipment based on estimates using factors such as expected future asset utilization, business climate and future undiscounted cash flows expected to result from the use of the related assets or be realized on sale. The Company recognizes an impairment loss if the projected undiscounted future cash flows are less than the carrying amount. The amount of the impairment charge, if any, is measured equal to the excess of the carrying value over the expected future cash flows discounted using the Company's average cost of funds. To date no such impairment has been indicated. Amortization is provided on a straight-line basis at the following annual rates which is intended to amortize the cost of assets over their estimated useful life:

         =======================================================================
                                                                            Rate
         -----------------------------------------------------------------------

         Computer hardware                                                   33%
         Computer software                                                   50%
         Furniture and equipment                                             20%
         =======================================================================

         A half-year of amortization is recorded in the year of purchase.

     d)  Website development

         Website development costs incurred in the planning stage are expensed as incurred. The costs of application and infrastructure development incurred subsequent to the preliminary project stage, and that have received management approval for further development, are capitalized and amortized on the straight-line method over their estimated useful life (estimated to be three years). Once the website is developed, operating costs are expensed as incurred.

CIROND NETWORKS, INC.

(A Development Stage Enterprise)
Notes to Consolidated Financial Statements

(Expressed in United States dollars)

Year ended December 31, 2002, from inception (March 7, 2001) to December 31,
   2001 and from inception (March 7, 2001) to December 31, 2002

================================================================================

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     e)  Revenue recognition

         In accordance with the provisions of the American Institute of Certified Public Accountant's Statement of Position 97-2 "Software Revenue Recognition", revenue from one-time software license sales is generally recognized once delivery has occurred, evidence of an arrangement exists, the fee is fixed and determined and collection of the fee is probable, provided there are no significant vendor obligations remaining.

     f)  Income taxes

         The Company accounts for income taxes using the asset and liability method. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

         When it is not considered to be more likely than not that a deferred tax asset will be realized, a valuation allowance is provided for the excess.

         The Company has consolidated non-capital losses available to reduce future years' taxable income of approximately $500,000, expiring in the 2008 - 2009 taxation years. No amount has been reflected on the consolidated balance sheet for deferred income taxes as any deferred income tax asset has been fully offset by a valuation allowance.

     g)  Loss per share

         Basic loss per share has been calculated by dividing income available to common shareholders by the weighted average number of common shares outstanding during the period. Income available to common shareholders is after deduction for dividends declared and cumulative dividends on preferred shares, if any.

CIROND NETWORKS, INC.

(A Development Stage Enterprise)
Notes to Consolidated Financial Statements

(Expressed in United States dollars)

Year ended December 31, 2002, from inception (March 7, 2001) to December 31,
   2001 and from inception (March 7, 2001) to December 31, 2002

================================================================================

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     h)  Translation of financial statements

         The Company's functional currency is the United States dollar. The Company's subsidiary, Cirond Networks (Canada) Inc. operates in Canada and incurs the majority of its expenses in Canadian dollars, however the United States dollar has been determined to be its functional currency, as it is entirely reliant upon the Company and the Company's stockholder to fund its operations. Accordingly the method of translation of Canadian dollar balances into the United States dollar is as follows:

         i) Monetary assets and liabilities are translated at the rate of exchange in effect at the balance sheet date.

         ii) Non-monetary assets and liabilities are translated at the rate of exchange in effect at the date the transaction occurred.

         iii) Revenues and expenses are translated at the exchange rate in effect at the transaction date.

         iv) The net adjustment arising from the translation is included in the consolidated statement of loss.

     i)  Recent accounting pronouncements

         In July 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. Statement 146 requires
         companies  to  recognize   costs   associated  with  exit  or  disposal
         activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. Statement 146 will supersede accounting guidance previously provided by EITF Issue No. 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring). SFAS No. 146 will be applied prospectively to exit or disposal activities initiated after December 31, 2002. The provisions of this statement are not expected to have a material impact on the Company's financial position or results of operations.

         In November 2002, the FASB issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. Interpretation No. 45 elaborates on the existing disclosure requirements for most guarantees, including loan guarantees such as standby letters of credit. It also clarifies that at the time a company issues a guarantee, the company must recognize and record an initial liability for the fair value of the obligations it assumes under that guarantee and must disclose that information in its interim and annual financial statements. The disclosure provisions are

CIROND NETWORKS, INC.

(A Development Stage Enterprise)
Notes to Consolidated Financial Statements

(Expressed in United States dollars)

Year ended December 31, 2002, from inception (March 7, 2001) to December 31,
   2001 and from inception (March 7, 2001) to December 31, 2002

================================================================================

2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     i)  Recent accounting pronouncements (continued)

         effective for periods ending after December 15, 2002. The initial recognition and initial measurement provisions apply on a prospective basis to guarantees issued or modified after December 31, 2002.
         Implementation of this interpretation is not expected to have a material effect on the Company's financial position or results of operations.

         During January 2003, the FASB issued and revised its Interpretation No. 46, Consolidation of Variable Interest Entities. The interpretation addresses consolidation of certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. The Company will be required to apply the consolidation provisions of the interpretation as of the beginning of its second quarter of fiscal 2004. Implementation of Interpretation No. 46, as revised, is not expected to have a material effect on the Company's financial position or results of operations.

         In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. SFAS No. 150 requires that certain financial instruments issued in the form of shares that are mandatorily redeemable as well as certain other financial instruments be classified as liabilities in the financial statements. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003. The provisions of this statement are not expected to have a material impact on the Company's consolidated financial position or results of operations.

     j)  Use of estimates

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

CIROND NETWORKS, INC.

(A Development Stage Enterprise)
Notes to Consolidated Financial Statements

(Expressed in United States dollars)

Year ended December 31, 2002, from inception (March 7, 2001) to December 31,
   2001 and from inception (March 7, 2001) to December 31, 2002

================================================================================

3.   PROPERTY, PLANT AND EQUIPMENT:

     ===========================================================================
                                         Cost      Accumulated          Net book
                                                  amortization             value
          ----------------------------------------------------------------------

     Computer hardware                 13,310           2,218            11,092
     Computer software                  3,235             808             2,427
     Furniture and equipment            6,795             680             6,115
          ----------------------------------------------------------------------
                                       23,340           3,706            19,634
     ===========================================================================

4.   WEBSITE DEVELOPMENT:

     ===========================================================================
                                         Cost      Accumulated          Net book
                                                  amortization             value
          ----------------------------------------------------------------------

     Website development costs         19,025           3,171            15,854

     ===========================================================================

5.   RELATED PARTY TRANSACTIONS:

     During the year ended December 31, 2002, the Company incurred consulting fees from a company controlled by the president totaling $120,000 (from inception on March 7, 2001 to December 31, 2001 - $nil). At December 31, 2002, $20,000 of these consulting fees were included in accounts payable and accrued liabilities.

     The amounts were not subject to a written agreement but were incurred in the normal course of operations and are recorded at the exchange amount, which is the amount established and agreed to by the related parties.

6.   DUE TO STOCKHOLDER:

     Due to stockholder is unsecured, non-interest bearing and has no fixed terms of repayment.

7.   FINANCIAL INSTRUMENTS

     The fair values of cash, amounts receivable and accounts payable and accrued liabilities approximate their carrying values due to the relatively short periods to maturity of these instruments. It is not practical to determine the fair value for due to parent due to the related party nature of the amount and the absence of a market for such financial instruments. The maximum credit risk exposure for all financial assets is the carrying amount of that asset.

CIROND NETWORKS, INC.

(A Development Stage Enterprise)
Notes to Consolidated Financial Statements

(Expressed in United States dollars)

Year ended December 31, 2002, from inception (March 7, 2001) to December 31,
   2001 and from inception (March 7, 2001) to December 31, 2002

================================================================================


8.   SUBSEQUENT EVENTS:

     a) Subsequent to December 31, 2002, the Company received advances from related parties aggregating $410,000 net of financing costs. The related parties are shareholders of the Company's stockholder and associates of shareholders of the Company's stockholder. The advances are unsecured, do not bear interest and are not subject to a formal written agreement.

     b) On February 7, 2003, the Company signed an agreement with a third party to identify and secure potential sources of funding. The agreement requires the Company to pay a monthly retainer of $10,000, reimbursement of out-of-pocket expenses and payment of a fee of 2.5% of any funds secured by the third party. One half of the monthly retainer is payable upon the Company securing funding. The initial term of the agreement is six months and is cancelable by either party subsequent to expiry of this period. Certain sources of funding are exempt or limited by the agreement with respect to the 2.5% fee.

     c) On May 1, 2003, the Company entered an operating lease for office premises that requires the following annual minimum lease payments:

         =======================================================================
         2003                                                   $         13,581
         2004                                                   $         19,617
         2005                                                   $         21,630
         2006                                                   $          5,533
         =======================================================================